FOR IMMEDIATE RELEASE

KRISPY KREME REPORTS OPERATING INCOME OF $2.9 MILLION FOR THE
SECOND QUARTER OF FISCAL 2010 — NET INCOME NEARS BREAKEVEN

Winston-Salem, NC – September 3, 2009 – Krispy Kreme Doughnuts, Inc. (NYSE: KKD) (the “Company”) today reported financial results for the second quarter of fiscal 2010, ended August 2, 2009.

Second Quarter Highlights:

  Operating income for the second quarter was $2.9 million compared to an operating loss of $1.0 million in the second quarter last year
  The Company posted a net loss of $157,000 in the second quarter (nil per share) compared to a net loss of $1.9 million ($0.03 per share) in the second quarter last year
  Same store sales at Company-owned stores rose 5.9% year-over-year in the second quarter, compared to a gain of 2.1% in the first quarter this year and a decline of 4.1% in the second quarter last year

“Our operating results continued to improve year-over-year in the second quarter,” commented Jim Morgan, the Company’s President and Chief Executive Officer. “The warm summer months traditionally are a challenging time for our domestic Krispy Kreme shops, but we believe our improved results in the second quarter show that we can succeed in making our business more profitable year-round through continued implementation of our strategic initiatives.” Our second quarter progress included these accomplishments:

  We opened our third new Company small retail concept shop on July 29, in the Raleigh, North Carolina market;
  We signed letters of intent for three leases in the Raleigh, North Carolina market, bringing our total new small retail concept commitments to eight;
  Three domestic franchisees opened a total of four small retail concept shops in the quarter in Texas, Arizona and New York;
  International franchisees continued to expand, with a net increase of 11 stores in the quarter;
  The Kool Kreme® soft serve test was expanded into five additional Company shops, bringing the total number of Company test locations to ten; all Krispy Kreme shops in both the Piedmont Triad, North Carolina and Nashville, Tennessee markets offer Kool Kreme, and our broadcast advertising in these markets includes messaging about Kool Kreme;
  Our use of broadcast media has expanded beyond the Piedmont Triad, North Carolina and Nashville, Tennessee markets into Huntsville, Alabama and Columbia, South Carolina;
  We expanded the elements of our marketing mix beyond broadcast and print media into social and interactive media, including Facebook and Twitter; we also signed a new sponsorship agreement with the NFL Carolina Panthers; and
  We introduced new longer shelf-life, individually wrapped snack products, including glazed cherry and apple pies and chocolate cupcakes, in our off-premises distribution channels in selected markets.

“While there is still much work to be done to achieve sustained revenue growth and our long-term goals, we are pleased to have improved our financial performance in the second quarter and first half of fiscal 2010 compared to the same periods last year,” Morgan continued. “These results reflect the hard work and dedication of our team members and franchisees. We continue to believe we have the right strategies, and that the results from their implementation will be more fully reflected in our financial results in the quarters and years ahead.”

The Company has filed its Quarterly Report on Form 10-Q, which includes interim financial information as well as management’s discussion and analysis of the Company’s financial condition and results of operations.

Management will host a conference call to review second quarter results this afternoon at 4:30 p.m. (ET). A live webcast of the conference call will be available at www.KrispyKreme.com. To access an archived audio replay of the call, dial 888-203-1112 and enter the passcode 2904404. International callers may access the replay by dialing 719-457-0820 and entering passcode 2904404. The audio replay will be available through September 10, 2009.

About Krispy Kreme

Krispy Kreme is a leading branded retailer and wholesaler of high-quality doughnuts and packaged sweets, including its Original Glazed® doughnut. Headquartered in Winston-Salem, North Carolina, the Company has offered the highest quality doughnuts and great tasting coffee since it was founded in 1937. Today, Krispy Kreme can be found in over 548 locations around the world. Visit us at www.KrispyKreme.com.

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Information contained in this press release, other than historical information, should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management’s beliefs, assumptions and expectations of our future economic performance, considering the information currently available to management. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. The words “believe,” “may,” “could,” “will,” “should,” “anticipate,” “estimate,” “expect,” “intend,” “objective,” “seek,” “strive” or similar words, or the negative of these words, identify forward-looking statements. Factors that could contribute to these differences include, but are not limited to: the quality of Company and franchise store operations; our ability, and our dependence on the ability of our franchisees, to execute on our and their business plans; our relationships with our franchisees; our ability to implement our international growth strategy; our ability to implement our new domestic operating model; currency, economic, political and other risks associated with our international operations; the price and availability of raw materials needed to produce doughnut mixes and other ingredients; compliance with government regulations relating to food products and franchising; our relationships with off-premises customers; our ability to protect our trademarks and trade secrets; risks associated with our high levels of indebtedness; restrictions on our operations and compliance with covenants contained in our secured credit facilities; changes in customer preferences and perceptions; and risks associated with competition. These and other risks and uncertainties, which are described in more detail in the Company’s most recent Annual Report on Form 10-K and other reports and statements filed with the United States Securities and Exchange Commission, are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control, and could cause actual results and developments to be materially different from those expressed or implied by any of these forward-looking statements. New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

Krispy Kreme Contacts:
Media:	Investor Relations:
Brian K. Little	Anita K. Booe
(336) 726-8825	(336) 703-6902
blittle@KrispyKreme.com	abooe@KrispyKreme.com

KRISPY KREME DOUGHNUTS, INC.

CONSOLIDATED BALANCE SHEET
(Unaudited)

(In thousands)

	Aug. 2,	Feb. 1,
	2009	2009
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$19,620	$35,538
Receivables	17,582	19,229
Accounts and notes receivable — equity method franchisees	594	1,019
Inventories	15,413	15,587
Deferred income taxes	106	106
Other current assets	7,676	4,327
Total current assets	60,991	75,806
Property and equipment	81,767	85,075
Investments in equity method franchisees	700	1,187
Goodwill	23,856	23,856
Other assets	8,123	9,002
Total assets	$175,437	$194,926

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$1,009	$1,413
Accounts payable	5,215	8,981
Accrued liabilities	31,677	29,222
Total current liabilities	37,901	39,616
Long-term debt, less current maturities	53,227	73,454
Deferred income taxes	106	106
Other long-term obligations	22,259	23,995

Commitments and contingencies

SHAREHOLDERS’ EQUITY:
Preferred stock, no par value	—	—
Common stock, no par value	363,847	361,801
Accumulated other comprehensive loss	(481)	(913)
Accumulated deficit	(301,422)	(303,133)
Total shareholders’ equity	61,944	57,755
Total liabilities and shareholders’ equity	$175,437	$194,926

KRISPY KREME DOUGHNUTS, INC.

CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	Aug. 2,	Aug. 3,	Aug. 2,	Aug. 3,
	2009	2008	2009	2008
Revenues	$82,730	$94,237	$176,150	$197,878
Operating expenses:
Direct operating expenses (exclusive of
depreciation and amortization shown below)	71,258	88,304	148,226	177,783
General and administrative expenses	4,817	4,717	11,131	11,564
Depreciation and amortization expense	1,999	2,266	3,992	4,502
Impairment charges and lease termination costs	1,456	(348)	3,813	(993)
Other operating (income) and expense, net	257	302	267	413
Operating income (loss)	2,943	(1,004)	8,721	4,609
Interest income	14	96	28	222
Interest expense	(2,312)	(2,300)	(6,129)	(4,363)
Equity in losses of equity method franchisees	(214)	(82)	(113)	(350)
Other non-operating income and (expense), net	(500)	68	(500)	992
Income (loss) before income taxes	(69)	(3,222)	2,007	1,110
Provision for income taxes (benefit)	88	(1,315)	296	(1,017)
Net income (loss)	$(157)	$(1,907)	$1,711	$2,127

Income (loss) per common share:
Basic	$—	$(.03)	$.03	$.03

Diluted	$—	$(.03)	$.03	$.03

Basic - weighted average shares outstanding	67,350	65,266	67,225	64,984

Diluted - weighted average shares outstanding	67,350	65,266	67,830	66,525

KRISPY KREME DOUGHNUTS, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS
(Unaudited)

(In thousands)

	Six Months Ended
	Aug. 2,	Aug. 3,
	2009	2008
CASH FLOW FROM OPERATING ACTIVITIES:
Net income	$1,711	$2,127
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,992	4,502
Deferred income taxes	(283)	(173)
Impairment charges	1,220	(148)
Accrued rent expense	(468)	(345)
Loss on disposal of property and equipment	366	192
Gain on disposal of interest in equity method franchisee	—	(931)
Impairment of investment in equity method franchisee	500	—
Unrealized (gain) loss on interest rate derivatives	419	(644)
Share-based compensation	2,070	2,674
Provision for doubtful accounts	(91)	189
Amortization of deferred financing costs	430	571
Equity in losses of equity method franchisees	113	350
Other	1	276
Change in assets and liabilities:
Receivables	2,142	2,715
Inventories	174	(1,921)
Other current and non-current assets	(351)	(870)
Accounts payable and accrued liabilities	(1,414)	1,476
Other long-term obligations	(462)	(555)
Net cash provided by operating activities	10,069	9,485
CASH FLOW FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(4,377)	(1,450)
Proceeds from disposals of property and equipment	32	210
Other investing activities	(26)	6
Net cash used for investing activities	(4,371)	(1,234)
CASH FLOW FROM FINANCING ACTIVITIES:
Repayment of long-term debt	(20,638)	(1,359)
Deferred financing costs	(954)	(434)
Proceeds from exercise of stock options	—	2,057
Repurchase of common shares	(24)	(27)
Net cash provided by (used for) financing activities	(21,616)	237
Effect of exchange rate changes on cash	—	(8)
Net increase (decrease) in cash and cash equivalents	(15,918)	8,480
Cash and cash equivalents at beginning of period	35,538	24,735
Cash and cash equivalents at end of period	$19,620	$33,215

KRISPY KREME DOUGHNUTS, INC.

SEGMENT INFORMATION

(In thousands)

	Three Months Ended		Six Months Ended
	Aug. 2,	Aug. 3,	Aug. 2,	Aug. 3,
	2009	2008	2009	2008
Revenues:
Company Stores	$59,853	$65,071	$125,710	$137,253
Domestic Franchise	1,802	2,249	3,853	4,295
International Franchise	3,806	4,378	7,684	8,844
KK Supply Chain:
Total revenues	37,754	46,258	82,612	96,977
Less- intersegment sales eliminations	(20,485)	(23,719)	(43,709)	(49,491)
External KK Supply Chain revenues	17,269	22,539	38,903	47,486
Total revenues	$82,730	$94,237	$176,150	$197,878

Operating income (loss):
Company Stores	$1,387	$(4,221)	$4,331	$(4,515)
Domestic Franchise	434	1,523	1,614	2,643
International Franchise	1,943	2,375	4,378	5,697
KK Supply Chain	5,687	3,999	13,826	11,991
Unallocated general and administrative expenses	(5,052)	(5,028)	(11,615)	(12,200)
Impairment charges and lease termination costs	(1,456)	348	(3,813)	993
Total operating income (loss)	$2,943	$(1,004)	$8,721	$4,609

Depreciation and amortization expense:
Company Stores	$1,519	$1,678	$3,015	$3,306
Domestic Franchise	22	22	43	43
International Franchise	—	—	—	—
KK Supply Chain	223	255	450	517
Corporate administration	235	311	484	636
Total depreciation and amortization expense	$1,999	$2,266	$3,992	$4,502

KRISPY KREME DOUGHNUTS, INC.

SYSTEMWIDE STORE COUNT

	NUMBER OF STORES
	DOMESTIC	INTERNATIONAL	TOTAL
Number of Stores at August 2, 2009:
Company:
Factory	77	—	77
Satellite	12	—	12
Total Company	89	—	89
Franchise:
Factory	100	93	193
Satellite	33	233	266
Total Franchise	133	326	459
Total Systemwide	222	326	548

	NUMBER OF STORES
	FACTORY	SATELLITE	TOTAL
Three Months Ended August 2, 2009:
MAY 3, 2009	277	259	536
Opened	—	21	21
Closed	(5)	(4)	(9)
Converted to satellite stores	(2)	2	—
AUGUST 2, 2009	270	278	548

Six Months Ended August 2, 2009:
FEBRUARY 1, 2009	281	242	523
Opened	4	43	47
Closed	(13)	(9)	(22)
Converted to satellite stores	(2)	2	—
AUGUST 2, 2009	270	278	548

KRISPY KREME DOUGHNUTS, INC.

SELECTED OPERATING STATISTICS

(Dollars in thousands)

	Three Months Ended		Six Months Ended
	Aug. 2,	Aug. 3,	Aug. 2,	Aug. 3,
	2009	2008	2009	2008
Year over year percentage change in systemwide sales (1)	(11.7)%	3.9%	(9.8)%	3.1%
Year over year percentage change in systemwide
sales, exclusive of the effects of changes in
foreign currency rates (2)	(8.0)%	NA	(5.1)%	NA

Average weekly sales per store (3):
Company	$49.9	$49.3	$52.1	$51.5
Systemwide	$25.7	$33.4	$27.0	$34.4
Systemwide, exclusive of the effects of changes
in foreign currency rates (2)	$26.8	$33.4	$28.4	$34.4

Store operating weeks (4):
Company	1,196	1,313	2,405	2,652
Systemwide	6,865	5,975	13,408	11,674

Change in Company same store sales (5)	5.9%	(4.1)%	3.8%	(1.3)%

Company off-premises sales (6):
Change in average weekly number of doors	(12.3)%	(8.3)%	(10.8)%	(7.5)%
Change in average weekly sales per door	3.0%	(7.7)%	0.9%	(8.1)%

(1)	Systemwide sales, a non-GAAP financial measure, include the sales by both Company and franchise stores. The Company believes systemwide sales data are useful in assessing the overall performance of the Krispy Kreme brand and, ultimately, the performance of the Company.
(2)	Computed on a pro forma basis assuming the average rate of exchange between the U.S. dollar and each of the foreign currencies in which the Company’s international franchisees conducts business had been the same in the second quarter and first six months of fiscal 2010 as in the comparable periods of fiscal 2009.
(3)	Represents, on a Company and systemwide basis, total sales of all stores divided by the number of operating weeks for both factory and satellite stores.
(4)	Represents, on a Company and systemwide basis, the aggregate number of weeks in a period that both factory and satellite stores were in operation.
(5)	The change in “same store sales” represents the aggregate on-premises sales (including fundraising sales) during the current year period for all stores which had been open for more than 56 consecutive weeks during the current year period (but only to the extent such sales occurred in the 57th or later week of each store’s operation) divided by the aggregate on-premises sales of such stores for the comparable weeks in the preceding year period. Once a store has been open for at least 57 consecutive weeks, its sales are included in the computation of same stores sales for all subsequent periods. In the event a store is closed temporarily (for example, for remodeling) and has no sales during one or more weeks, such store’s sales for the comparable weeks during the earlier or subsequent period are excluded from the same store sales computation.
(6)	For Company off-premises sales, “average weekly number of doors” represents the average number of customer locations to which product deliveries are made during a week by Company Stores, and “average weekly sales per door” represents the average weekly sales to each such location by Company Stores.